BANK OF MARIN BANCORP

EXHIBIT 32.01

Certification pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report on Form 10-Q of Bank of Marin Bancorp (the Registrant) for the quarter ended June 30, 2011, as filed with the Securities and Exchange Commission, the undersigned hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1)	such Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

August 5, 2011	/s/ Russell A. Colombo
Date	Russell A. Colombo
President &
Chief Executive Officer

August 5, 2011	/s/ Christina J. Cook
Date	Christina J. Cook
Executive Vice President &
Chief Financial Officer

This certification accompanies each report pursuant to §906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of §18 of the Securities Exchange Act of 1934, as amended.